UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2019 (November 27, 2019)

AdaptHealth Corp.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-38399 (Commission File Number)	82-3677704 (I.R.S. Employer Identification Number)

220 West Germantown Pike, Suite 250

Plymouth Meeting, PA
(Address of principal executive offices)

19462

(Zip Code)

(610) 630-6357
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	AHCOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 8, 2019, AdaptHealth Corp. (the “Company”) consummated its previously announced business combination. Immediately after the business combination was consummated, the Company’s Class A common stock and warrants began trading on The Nasdaq Capital Market under the symbols “AHCO” and “AHCOW,” respectively. On November 27, 2019, the Company received letters from the Staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that (i) the Staff has determined the Company's Class A common stock has satisfied the requirements for initial listing on the Nasdaq Capital Market and (ii) based upon the Staff’s determination, the Company is not in compliance with Nasdaq Listing Rule 5515(a)(4), which requires a minimum of 400 round lot holders for the listing of the Company’s warrants on The Nasdaq Capital Market.

With respect to the Company's warrants, the letter from the Staff of Nasdaq indicated that the Company’s warrants will be subject to delisting unless the Company requests a hearing before a Nasdaq Hearings Panel on or before December 4, 2019. The Company does not intend to appeal Nasdaq’s determination regarding the warrants. Accordingly, the warrants will be scheduled for delisting from Nasdaq and will be suspended at the opening of business on December 6, 2019, and a Form 25-NSE will be filed with the U.S. Securities and Exchange Commission, which will remove the warrants from listing and registration on Nasdaq.

The terms of the warrants are not affected by the delisting, and the warrants may still be exercised in accordance with their terms to purchase shares of the Company’s Class A common stock.

The continued listing of the Company’s Class A common stock, which trades on The Nasdaq Capital Market under the ticker symbol “AHCO”, is also not affected by the delisting of the warrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 3, 2019

ADAPTHEALTH CORP.

By:	/s/ Gregg Holst
Name: Gregg Holst
Title: Chief Financial Officer